                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): May 9, 2003


                         BRUSH ENGINEERED MATERIALS INC.
               (Exact Name of Registrant as Specified in Charter)



Ohio                                1-15885                34-1919973
(State or Other Jurisdiction        (Commission            (IRS Employer
of Incorporation)                   File Number)           Identification No.)


17876 St. Clair Avenue              Cleveland, Ohio        44110
(Address of Principal Executive Offices)                   (Zip Code)




Registrant's telephone number, including area code:  (216) 486-4200



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Item 7.      Financial Statements and Exhibits
             ---------------------------------

             (c)  Exhibits

             99.1 Press Release, dated May 9, 2003, issued by Brush Engineered Materials Inc.




Item 9.      Regulation FD Disclosure
             ------------------------

On May 9, 2003, Brush Engineered Materials Inc. issued a press release announcing that the Chairman's speech at the annual meeting, held on May 7, 2003, had been posted to its website. The press release is attached hereto as
Exhibit 99.1.



                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  BRUSH ENGINEERED MATERIALS INC.



Date: May 9, 2003                 By: /s/Michael C. Hasychak
                                         Vice President, Secretary and Treasurer